PROSPECTUS & APPLICATION

                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                JANUARY 1, 1999

     This prospectus describes Templeton Capital Accumulator Fund, Inc. (the "fund"). Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

     You may not purchase fund shares directly. You may acquire fund shares only by investing in Templeton Capital Accumulation Plans (the "Plans" or "Plan"). The sales charges for the first year of a Plan can amount to as much as 50% of the amounts you invest that year under the Plan. The Plans are not suitable for short-term investment. Details of the Plans, including all charges, are in the attached prospectus for the Plans. Please read the Plan prospectus before investing and keep it for future reference.

     To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated January 1, 1999, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

     For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN/registered trademark/.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

     LIKE ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES DESCRIBED HEREIN IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SECURITIES DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


                                      P-1
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                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                January 1, 1999

     When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in the Glossary.


                               TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary ...........................................    P-3
Financial Highlights ......................................    P-4
How Does the Fund Invest Its Assets? ......................    P-5
What Are the Risks of Investing in the Fund? ..............    P-7
Who Manages the Fund? .....................................    P-9
How Does the Fund Measure Performance? ....................   P-10
Distributions and Taxes ...................................   P-11
How Is the Fund Organized? ................................   P-11
ABOUT YOUR ACCOUNT
How Do I Buy Shares? ......................................   P-12
May I Exchange Shares for Shares of Another Fund? .........   P-12
How Do I Sell Shares? .....................................   P-14
What Distributions Might I Receive From the Fund? .........   P-15
Transaction Procedures and Special Requirements ...........   P-15
Services to Help You Manage Your Account ..................   P-19
What If I Have Questions About My Account? ................   P-21
GLOSSARY
Useful Terms and Definitions ..............................   P-22


100 Fountain Parkway
P.O. Box 33030
St. Petersburg
FL 33733-8030
1-800/DIAL BEN/registered trademark/

                                      P-2
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ABOUT THE FUND

                                EXPENSE SUMMARY

     This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended August 31, 1998. The fund's actual expenses may vary.


A.     SHAREHOLDER TRANSACTION EXPENSES
       Maximum Sales Charge Imposed on Purchases ............................   None

B.     ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
       Management Fees ......................................................   0.75%
       Other Expenses .......................................................   0.34%
       Total Fund Operating Expenses ........................................   1.09%



C.   EXAMPLE
                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         -------- --------- --------- ---------
     Assume the fund's annual return is 5% and its
      operating expenses are as described above, and you
      sell your shares after the number of years shown.
      These are the projected expenses for each $1,000
      that you invest in the fund.                        $11      $35       $60       $133



     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its own operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends, and are not directly charged to your account.

     The expense summary shows only the expenses of the fund. THE PLANS CHARGE YOU A SEPARATE SALES CHARGE TO COMPENSATE DISTRIBUTORS FOR CREATING THE PLANS AND TO PAY SELLING EXPENSES AND COMMISSIONS TO SECURITIES DEALERS. We deduct this charge from each monthly investment that you make. The charge will vary according to the size of your monthly investment. For example, on a $100 per month Plan, $50 is deducted from each of the first 12 monthly investments. After that, the charge drops to $6.07 on each subsequent monthly investment. For details concerning sales charges, see the accompanying Plan prospectus.


                                      P-3
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                             FINANCIAL HIGHLIGHTS


     This table summarizes the fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statement in the fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call 1-800/DIAL BEN/registered trademark/.



                                                            YEAR ENDED AUGUST 31
PER SHARE OPERATING PERFORMANCE(2)                   ----------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)          1998         1997         1996
                                                     --------   ---------     --------
NET ASSET VALUE, BEGINNING OF YEAR ...............   $  10.97   $   9.08     $   7.97
--------------------------------------------------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ............................        .18        .18          .19
                                                     --------   --------     --------
Net realized and unrealized gains (losses) .......    (  1.00)      2.03         1.10
                                                     --------   --------     --------
TOTAL FROM INVESTMENT OPERATIONS .................    (   .82)      2.21         1.29
                                                     --------   --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income .............    (   .18)   (   .18)      (  .15)
Distributions from net realized gains ............    (   .28)   (   .14)      (  .03)
                                                     --------   --------     --------
TOTAL DISTRIBUTIONS ..............................    (   .46)   (   .32)      (  .18)
--------------------------------------------------   --------   --------     --------
NET ASSET VALUE, END OF YEAR .....................   $   9.69   $  10.97     $   9.08
--------------------------------------------------   --------   --------     --------
TOTAL RETURN(3) .................................... (   7.87)%    25.06%       16.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000) ....................  $ 191,913   $172,683     $108,019
RATIOS TO AVERAGE NET ASSETS
Expenses, excluding waiver and payments
  by affiliates ..................................       1.09%      1.13%        1.16%
Expenses .........................................       1.00%      1.00%        1.00%
Net investment income ............................       1.77%      2.00%        2.56%
Portfolio turnover rate ..........................      11.92%      7.43%       11.08%
AVERAGE COMMISSION RATE PAID(5) .................       .0106    $ .0110     $  .0210
--------------------------------------------------  ---------   --------     --------


                                                                      YEAR ENDED AUGUST 31
PER SHARE OPERATING PERFORMANCE2                   -----------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)          1995        1994        1993        1992       19911
NET ASSET VALUE, BEGINNING OF YEAR ...............   $  8.10     $  6.87     $  5.48    $  5.21     $  5.00
---------------------------------------------------  -------     -------     -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ............................       .14         .09         .10         .08        .07
                                                     -------     -------     -------    -------     -------
Net realized and unrealized gains (losses) .......       .12        1.30        1.44         .28        .14
                                                     -------     -------     -------    -------     -------
TOTAL FROM INVESTMENT OPERATIONS .................       .26        1.39        1.54         .36        .21
                                                     -------     -------     -------    -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income .............   (   .10)     (  .07)     (  .10)     (  .09)         --
Distributions from net realized gains ............   (   .29)     (  .09)     (  .05)         --          --
                                                     -------     -------     -------    --------    --------
TOTAL DISTRIBUTIONS ..............................   (   .39)     (  .16)     (  .15)     (  .09)         --
---------------------------------------------------  -------     -------     -------    --------    --------
Net Asset Value, end of year .....................   $  7.97     $  8.10     $  6.87    $   5.48    $   5.21
---------------------------------------------------  -------     -------     -------    --------    --------
TOTAL RETURN3 ....................................      3.40%      20.64%      29.11%       7.01%       4.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000) ....................   $65,538     $38,323     $18,365    $  8,690    $  3,635
RATIOS TO AVERAGE NET ASSETS
Expenses, excluding waiver and payments
  by affiliates ..................................      1.34%       1.58%       1.91%       1.84%       3.99%(4)
Expenses .........................................      1.00%       1.00%       1.00%       1.00%       1.00%(4)
Net investment income ............................      2.37%       1.58%       1.99%       2.06%       3.80%(4)
Portfolio turnover rate ..........................     12.91%      15.25%      14.97%      16.42%         --
AVERAGE COMMISSION RATE PAID(5)...................        --          --          --          --          --
---------------------------------------------------  -------     -------     -------    --------     --------

(1) For the period from March 1, 1991 (commencement of operations) to August 31, 1991
(2) Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2 for 1 stock split effective March 27, 1996.
(3) Not annualized for periods of less than one year. Does not reflect the Plan's sales charges .
(4)  Annualized.
(5) Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.

                                      P-4
PAGE

                      HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

     The investment goal of the fund is long-term capital growth. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

     The fund tries to achieve its investment goal through a flexible policy of investing in equity securities and debt obligations of companies and governments of any nation.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

     EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. Equity securities include common stock, preferred stock, convertible securities, warrants or rights. The fund's primary investments are in common stock.

     In selecting equity securities, Investment Counsel does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Investment Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, also will be considered.


     DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally provides for the payment of interest. These include bonds, notes and debentures, commercial paper, time deposits, bankers' acceptances, and structured investments. Debt securities are described more fully in the SAI.

     The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. At present, the fund does not intend to invest more than 5% percent of its assets in debt securities rated lower than Baa by Moody's or lower than BBB by S&P or to invest in any debt securities rated lower than Caa by Moody's or less than CCC by S&P. Please see the SAI for more details on the risks associated with lower-rated securities.


     DEPOSITARY RECEIPTS. The fund may invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

     GENERAL. The fund may invest no more than 5% of its total assets in securities of any one company or government. The fund may invest an unlimited amount in U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. The fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities). The fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange. Please refer to the SAI for more information on the types of securities in which the fund invests.


WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?


     TEMPORARY INVESTMENTS. When Investment Counsel believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, it may invest the fund's portfolio in a temporary defensive manner. Under these circumstances, the fund may invest up to 100% of its assets in money market securities, denominated in the currency of any nation. These may include:

                                      P-5
PAGE

     /bullet/ short-term (maturity of less than 12 months) and medium-term (maturity up to 5 years) obligations issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;


     /bullet/ finance company and corporate commercial paper, and other short-term corporate obligations, rated Prime-1 by Moody's or A or better by S&P or, if unrated, determined to be of comparable quality or must be issued by a company which, at the date of investment, has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's;


     /bullet/ repurchase agreements with U.S. banks and broker-dealers with respect to Canadian or U.S. government securities;

     /bullet/ obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that the fund will limit its investment in these obligations to 25% of its total assets and will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.

     If the fund adopts a temporary defensive position, the investment practices described above may not be consistent with the fund's stated investment goal.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the fund may enter into repurchase agreements with U.S. banks and registered broker dealers. Under a repurchase agreement, the fund agrees to buy a security from one of these entities then to sell the security back after a short period of time (generally, less than seven days) at a higher price. The bank or broker dealer must transfer to the fund's custodian securities equal to 102% of the dollar amount invested by the fund in each repurchase agreement.

     OPTIONS ON SECURITIES INDICES. The fund may buy and sell options on securities indices. An option on a securities index is a contract that allows the buyer of the option the right to receive cash from the seller, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund may not commit more than 5% of its total assets to premiums to buy options on securities indices.


     FOREIGN CURRENCY EXCHANGE CONTRACTS. To help protect its portfolio against adverse changes in currency exchange rates, the fund may enter into forward foreign currency contracts. These contracts are agreements to buy or sell a specific currency at a set price on a future date (generally within one year). The fund may not commit more than 20% of its total assets to these contracts. The fund also may buy and sell put and call options on foreign currencies.


     FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. To reduce its exposure to these factors, the fund may buy and sell stock index futures contracts, foreign currency futures contracts and options on any of these contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date. The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options.


     SECURITIES LENDING. The fund may lend its portfolio securities to banks and broker-dealers. Such loans may not exceed 331/3% of the value of the fund's total assets (including the value of the collateral) measured at the time of the most recent loan. For each loan, the fund must receive collateral with a value at least equal to 100% of the current market value of the loaned securities. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will receive any interest or dividends paid on the loaned securities and will keep the voting rights on the loaned securities.


                                      P-6
PAGE


     SHORT-TERM TRADING AND PORTFOLIO TURNOVER. The fund invests for long-term growth of capital and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the fund's annual portfolio turnover rate generally will be below 50%; although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of less than 50% means that in a one-year period, less than one-half of the fund's portfolio has changed.


     ILLIQUID INVESTMENTS. The fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

     OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" only may be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

     Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the investment no longer meets one or more of the fund's policies or restrictions.

                  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     GENERAL RISK. There is no assurance that the fund's investment goal will be met. The fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the fund increase in value, the value of the shares of the fund, which you own, will increase. Similarly, if the securities owned by the fund decrease in value, the value of your shares also will decline. In this way, you participate in any change in the value of the securities owned by the fund.


     FOREIGN SECURITIES RISK. The fund may invest up to 100% of its total assets in any foreign country, developed or undeveloped. The value of foreign (and U.S.) securities are affected by general economic conditions and individual company and industry earnings prospects. Foreign securities involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging or developing markets. Investments in Depositary Receipts also involve some or all of the risks described below.


     The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.


     There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.


                                      P-7
PAGE


     Some of the countries in which the fund may invest, such as Russia and certain Asian, Latin American and Eastern European countries, are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

     DEVELOPING OR EMERGING MARKETS RISK. These risks include political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody. All of these factors make emerging market securities' prices generally more volatile than those of developed markets.


     The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.


     MARKET, CURRENCY, AND INTEREST RATE RISK. General market movements in any country where the fund has investments are likely to affect the value of the securities that the fund owns in that country and the fund's share price may also be affected. The fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the fund owns, and thus the price of its shares. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the value of a debt security to decrease, and may decrease the value of fund shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


     CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The fund is authorized to invest in medium quality or high risk, lower quality debt securities that are rated between BBB and CCC by S&P and between Baa and Caa by Moody's, or, if unrated, are of equivalent investment quality as determined by Investment Counsel.


     DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities, investments or indices; in contrast to common stock, for example, whose value is more dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Investment Counsel's ability to predict pertinent market movements. These investments are subject to the risk that the other party to the transaction may fail to perform, resulting in losses to the fund.


     EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. Dollar.

                                      P-8
PAGE

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

     The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each issue and its major suppliers to verify their Year 2000 readiness.


     If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of fund shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.


                             WHO MANAGES THE FUND?

     THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations.

     INVESTMENT MANAGER. Investment Counsel manages the fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Investment Counsel and its affiliates manage over $216 billion in assets. The Templeton organization has been investing globally since 1940. The manager and its affiliates have officers in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, German, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom and the U.S. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

     PORTFOLIO MANAGEMENT. The fund's lead portfolio manager since 1993 is Gary
P. Motyl. Mr. Motyl is an executive vice president of Investment Counsel. He holds a BS degree in finance from Lehigh University and an MBA in finance from Pace University. Mr. Motyl is a Chartered Financial Analyst. Prior to joining Templeton in 1981, Mr. Motyl worked from 1974 to 1979 as a security analyst with Standard & Poor's Corporation and as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank. While at Landmark, Mr. Motyl had responsibility for equity research and managed several pension and profit sharing plans. His research responsibilities with Templeton include the global automobile industry, U.S. utilities and country coverage of Germany.

     Mark R. Beveridge and Gary R. Clemons have secondary portfolio management responsibilities for the fund. Mr. Beveridge is a senior vice president of Investment Counsel. He holds a B.B.A. in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a securities analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for non-life insurance and industrial components industries. He also has country coverage of Argentina. Mr. Clemons is a senior vice president of Investment Counsel. He holds a BS from the University of Nevada--Reno and an MBA from the University of Wisconsin--Madison. He joined Investment

                                      P-9
PAGE

Counsel in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia and Peru.


     MANAGEMENT FEES. During the fiscal year ended August 31, 1998, management fees, before any advance waiver, totaled 0.75% of the fund's average daily net assets. Total expenses, before any advance waiver, including fees paid to Investment Counsel, were 1.09%. Under an agreement by Investment Counsel to waive its fees, the fund paid management fees totaling 0.66% and the fund paid total operating expenses of 1.00%. Effective September 1, 1998 the fee waiver was terminated.


     PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Plans (and therefore, indirectly, the sale of fund shares), as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities For Its Portfolio?" in the SAI for more information.

     ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended August 31, 1998, administration fees totaling 0.15% of the average daily net assets of the fund were paid to FT Services. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

     YEAR 2000 PROBLEM. The fund's business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Investment Counsel, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

     Investment Counsel and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Investment Counsel may have no control.

                    HOW DOES THE FUND MEASURE PERFORMANCE?


     From time to time, the fund advertises its performance. A commonly used measure of performance is total return. Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Total return and other performance figures may not include sales charges associated with the purchase of the fund through the Plans. Of course, these performance figures would be lower if Plan sales charges were taken into account.


                                      P-10
PAGE


     The fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.


                            DISTRIBUTIONS AND TAXES


     INCOME AND CAPITAL GAINS DISTRIBUTIONS. The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

     To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.



     TAX CONSIDERATIONS. In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

--------------------------------------------------------------------------------
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
--------------------------------------------------------------------------------

     Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


     When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the fund for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes paid by the fund on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


                           HOW IS THE FUND ORGANIZED?


     The fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 26, 1990, and is registered with the SEC. The fund sells its shares only through the Plans, a unit investment trust. Each share of the fund has one vote. All shares have equal voting, participation and liquidation rights. Shares of the fund are considered Class A (formerly called Class I) shares for redemption, exchange and other purposes. In the future, the fund may offer additional classes of shares.

     The fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


                                      P-11
PAGE


     The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, the fund is required to help you communicate with other shareholders about the removal of a Board member as required by law. A special meeting may also be called by the Board in its discretion.


ABOUT YOUR ACCOUNT

                              HOW DO I BUY SHARES?

     You may purchase shares of the fund only by investing in the Plans. Details of the Plans, including the terms of the offering, are in the attached Plan prospectus. Except where Planholders have received fund shares in a Plan liquidation or partial withdrawal from a Plan we do not expect that any person, other than the Plan custodian, will directly hold any fund shares.

     No Securities Dealer, salesman, or other person is authorized to give any information or to make any representations, other than those contained in this prospectus and in the SAI, in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the fund, Investment Counsel, or Distributors.


     Except for the fact that the fund's shares are available only through the Plans, the fund itself does not represent an investment concept that is new or different from other investment companies for which Investment Counsel or its affiliates acts as an investment manager. The fund's investment goal of long-term capital growth is similar to the goal of certain other Franklin Templeton Funds.


     Investors wishing information on any of these funds may contact Shareholder Services at 1-800/
632-2301.


               MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


     We offer a wide variety of other Franklin Templeton Funds. If you liquidate a Plan or withdraw Plan shares, you can move your investment to an existing or new account in another Franklin Templeton Fund (an "exchange"). Please refer to the attached Plan prospectus, including "How Do I Terminate My Plan" for further information on termination of a Plan. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


     Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. No exchanges into the fund from other Franklin Templeton Funds will be accepted.

                                      P-12
PAGE

Method                  Steps To Follow
-----------------------------------------------------------------------------------------------
BY MAIL                 1. Send TFTC signed written instructions
                        2. Include any outstanding share certificates for the shares you want to exchange
-----------------------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS/registered trademark/

                /arrow/ If you do not want the ability to exchange by phone to apply to your account, please let us know.
-----------------------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
-----------------------------------------------------------------------------------------------

     Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


     In general, no sales charge applies, and in the case of an exchange into a Franklin Templeton Fund that offers two or more classes of shares, you would receive Class A shares, which generally bear lower Rule 12b-1 distribution fees than other classes of shares of the same fund.


EXCHANGE RESTRICTIONS

     Please be aware that the following restrictions apply to exchanges:


     /bullet/ You must meet the applicable minimum investment amount of the Franklin Templeton Fund you are exchanging into, or exchange 100% of your fund shares.


     /bullet/ The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

     /bullet/ Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

     /bullet/ The Franklin Templeton Fund you are exchanging into must be eligible for sale in your state.

     /bullet/ We may modify or discontinue our exchange policy if we give you 60 days' written notice.

     Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if i) we believe the fund would be harmed or unable to invest effectively, or ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

                                      P-13
PAGE

                             HOW DO I SELL SHARES?

     If you liquidate your Plan or withdraw Plan shares, you may redeem (sell) the fund shares that you receive at any time.

METHOD      STEPS TO FOLLOW
-------------------------------------------------------------------------------
BY MAIL     1. Send TFTC signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:
               /bullet/ The name, address and telephone number of the bank where you want the proceeds sent
               /bullet/ Your bank account number
               /bullet/ The Federal Reserve ABA routing number
               /bullet/ If you are using a savings and loan or credit union, the name of the corresponding bank and the account number
            2. Include any outstanding share certificates for the shares you are selling
            3. Provide a signature guarantee if required
            4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
-------------------------------------------------------------------------------


                        METHOD STEPS TO FOLLOW
-------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instruction should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        /bullet/ If the request is equal to or less than 90% of
                                 your Plan account value and $50,000 or less.
                        /bullet/ If there are no share certificates issued for
                                 the shares you want to sell or you have already returned them to the fund.
                        /bullet/ Unless you are selling shares in a Trust
                                 Company retirement plan account
                        /bullet/ Unless the address on your account was changed
                                 by phone within in the last 15 days.
                        /bullet/ If you do not want the ability to redeem by
                                 phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER    Call your investment representative
------------------------------------------------------------------------------



     We will send your redemption check within 7 days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We cannot receive or pay out cash in the form of currency.


     The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper

                                      P-14
PAGE

form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the 7-day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

     If you sell shares you recently purchased in the Plan with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take 7 business days or more. A certified or cashier's check may clear in less time.

     Under unusual circumstances, we may suspend redemptions or postpone payment for more than 7 days as permitted by federal securities law.

     Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

     To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

               WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


     Dividend and capital gain distributions (if any) are usually paid at least annually representing substantially all of the fund's net investment income and any net realized capital gains.

     Income dividends and capital gain distributions paid by the fund, pursuant to the terms of the Plans, are automatically reinvested on the payment date in whole or fractional shares of the fund at Net Asset Value as of the ex-dividend date. The processing date for the reinvestment of dividends may vary from time to time, and does not affect the amount or value of the shares acquired. If you elect, you may receive distributions in cash so long as the account is not a Trust Company retirement plan account. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help you Manage Your Account."


     Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

                TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

     You may purchase fund shares only by purchasing shares in a Plan. The Offering Price of the Plan shares is based on the fund's Net Asset Value per share, and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

     The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities

                                      P-15
PAGE

Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

     The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.

     To calculate Net Asset Value per share, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

     If you liquidate your Plan or withdraw shares from your Plan Account, you may hold fund shares directly. The following procedures and requirements apply to all fund shares held directly.

WRITTEN INSTRUCTIONS

     Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

     /bullet/ Your name,

     /bullet/ The fund's name,

     /bullet/ A description of the request,


     /bullet/ For exchanges, the name of the Franklin Templeton Fund you are exchanging into,


     /bullet/ Your account number,

     /bullet/ The dollar amount or number of shares, and

     /bullet/ A telephone number where we may reach you during the day, or in the evening if preferred.

     JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

                                      P-16
PAGE

SIGNATURE GUARANTEES

     For our mutual protection, we require a signature guarantee in the following situations:


     1) You wish to sell over $50,000 worth of shares,

     2) You want the proceeds to be paid to someone other than the registered owners,
     3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

     4) We receive instructions from an agent, not the registered owners, or

     5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

     A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

     We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

     Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

     You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

     When you call, we will request personal or other identifying information to confirm that your instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

     For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

     TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

                                      P-17
PAGE

     To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

     When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

     JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.


     GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


     TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

     REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account. Since shares in the fund can only be acquired by transferring shares from a Plan, a transfer letter of instructions is required in addition to the following documents:


TYPE OF ACCOUNT     DOCUMENTS REQUIRED
------------------------------------------------------------------------------
CORPORATION         Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP         1. The pages from the partnership agreement that identify
                       the general partners, or
                    2. A certification for a partnership agreement
------------------------------------------------------------------------------
TRUST               1. The pages from the trust document that identify the
                       trustees, or
                    2. A certification for trust
-------------------------------------------------------------------------------


     STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

     If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions

                                      P-18
PAGE

directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

     Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodian accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodian accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.


                    SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

SYSTEMATIC WITHDRAWAL PROGRAM

     Our Systematic Withdrawal Program allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


     You may choose to direct your payments to buy shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below.

     You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a Systematic Withdrawal Program, it is a taxable transaction.

     You may discontinue a Systematic Withdrawal Program, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least 7 business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange
Shares?--Systematic Withdrawal Program" in the SAI for more information.


ELECTRONIC FUND TRANSFERS

     You may choose to have dividend and capital gain distributions or payments under a Systematic Withdrawal Program sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least 15 days for initial processing. We will send any payments made during that time to the address of record on your account.

                                      P-19
PAGE

TELEFACTS/registered trademark/

     From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

     /bullet/ obtain information about your account;

     /bullet/ obtain price and performance information about the fund or any other Franklin Templeton Fund;

     /bullet/ exchange shares between identically registered Franklin accounts;
              and

     /bullet/ request duplicate statements and deposit slips for Franklin accounts.

     You will need the fund's code number to use TeleFACTS/registered trademark/. The code number is 450.

STATEMENTS AND REPORTS TO SHAREHOLDERS

     We will send you the following statements and reports on a regular basis:

     /bullet/ Confirmation and account statements reflecting transactions in your account, including transfers from your Plan account and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

     /bullet/ Financial reports of the fund will be sent every 6 months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call 1-800/DIAL BEN/registered trademark/ if you would like an additional free copy of the fund's financial reports.


AVAILABILITY OF THESE SERVICES

     The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

                                      P-20
PAGE

                   WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

     If you have any questions about your account, you may write to Investor Services, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION
                                               PACIFIC TIME
DEPARTMENT                 TELEPHONE           (MONDAY THROUGH FRIDAY)
-------------------------  ---------------     --------------------------------
Shareholder Services       1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020      5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637      5:30 a.m. to 5:00 p.m.

     Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

                                      P-21
PAGE

GLOSSARY

                         USEFUL TERMS AND DEFINITIONS

1940 ACT--Investment Company Act of 1940, as amended

BOARD--The Board of Directors of the fund

CD--Certificate of deposit


CLASS A, CLASS B AND CLASS C--Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the fund are considered Class A shares for redemption, exchange and other purposes.


CODE--Internal Revenue Code of 1986, as amended

DISTRIBUTORS--Franklin/Templeton Distributors, Inc., the fund's principal underwriter and sponsor of Templeton Capital Accumulation Plans. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS--The U.S. registered mutual funds in the Franklin Group of Funds/registered trademark/ and the Templeton Group of Funds except for Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc. and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP--Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS--All U.S. registered investment companies in the Franklin Group of Funds/registered trademark/ and the Templeton Group of Funds

FT SERVICES--Franklin Templeton Services, Inc., the fund's administrator

INVESTMENT COUNSEL--Templeton Investment Counsel, Inc., the fund's investment manager

INVESTOR SERVICES-- Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS--Internal Revenue Service

MOODY'S--Moody's Investors Service, Inc.

NET ASSET VALUE (NAV)--The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC--National Securities Clearing Corporation

NYSE--New York Stock Exchange

                                      P-22
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OFFERING PRICE--The public offering price is based on the fund's Net Asset
Value per share. Shares of the fund may be initially acquired through an investment in Templeton Capital Accumulation Plans. The sales charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.


RESOURCES--Franklin Resources, Inc.

SAI--Statement of Additional Information

S&P--Standard & Poor's Corporation

SEC--U.S. Securities and Exchange Commission

SECURITIES DEALER--A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS/registered trademark/--Franklin Templeton's automated customer servicing system

TFTC--Templeton Funds Trust Company, the custodian for the Plans as described in the Plan prospectus

TRUST COMPANY--Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US--Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                      P-23
PAGE

                                     NOTES
PAGE

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - CALL 1-800/DIAL BEN/registered trademark/ (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.



                                                                      FRANKLIN FUNDS SEEKING
GLOBAL GROWTH                       GROWTH AND INCOME                 TAX-FREE INCOME
Franklin Global Health Care Fund    Franklin Asset Allocation Fund    Federal Intermediate-Term
Mutual Discovery Fund               Franklin Balance Sheet             Tax-Free Income Fund
Templeton Developing Markets         Investment Fund*                 Federal Tax-Free Income Fund
 Trust                              Franklin Convertible Securities   High Yield Tax-Free Income Fund
Templeton Foreign Fund               Fund                             Insured Tax-Free Income Fund
Templeton Foreign Smaller           Franklin Equity Income Fund       Puerto Rico Tax-Free Income Fund
 Companies Fund                     Franklin Income Fund              Tax-Exempt Money Fund
Templeton Global                    Franklin MicroCap Value Fund*
 Infrastructure Fund                Franklin Natural Resources Fund   FRANKLIN STATE-SPECIFIC
Templeton Global                    Franklin Real Estate Securities   FUNDS SEEKING TAX-FREE
 Opportunities Trust                 Fund                             INCOME
Templeton Global Real Estate Fund   Franklin Rising Dividends Fund    Alabama
Templeton Global Smaller            Franklin Strategic Income Fund    Arizona*
 Companies Fund                     Franklin Utilities Fund           Arkansas**
Templeton Greater European Fund     Franklin Value Fund               California*
Templeton Growth Fund               Mutual Beacon Fund                Colorado
Templeton Latin America Fund        Mutual Financial Services Fund    Connecticut
Templeton Pacific Growth Fund       Mutual Qualified Fund             Florida*
Templeton World Fund                Mutual Shares Fund                Georgia
                                                                      Hawaii**
GLOBAL GROWTH AND INCOME            FUND ALLOCATOR SERIES             Indiana
Franklin Global Utilities Fund      Franklin Templeton                Kentucky
Mutual European Fund                 Conservative Target Fund         Louisiana
Templeton Global Bond Fund          Franklin Templeton                Maryland
Templeton Growth and Income          Moderate Target Fund             Massachusetts***
 Fund                               Franklin Templeton                Michigan*
                                     Growth Target Fund               Minnesota***
GLOBAL INCOME                                                         Missouri
Franklin Global Government          INCOME                            New Jersey
 Income Fund                        Franklin Adjustable Rate          New York*
Franklin Templeton                   Securities Fund                  North Carolina
 Global Currency Fund               Franklin Adjustable U.S.          Ohio***
Franklin Templeton Hard              Government Securities Fund       Oregon
 Currency Fund                      Franklin's AGE High Income Fund   Pennsylvania
Templeton Americas                  Franklin Bond Fund                Tennessee**
 Government Securities Fund         Franklin Floating Rate Trust      Texas
                                    Franklin Investment               Virginia
GROWTH                               Grade Income Fund                Washington**
 Franklin Biotechnology             Franklin Short-Intermediate U.S.
 Discovery Fund                     Government Securities Fund        VARIABLE ANNUITIES/dagger/
Franklin Blue Chip Fund             Franklin U.S. Government          Franklin Valuemark/registered trademark/
Franklin California Growth Fund      Securities Fund                  Franklin Templeton
Franklin DynaTech Fund              Franklin Money Fund                 Valuemark Income Plus
Franklin Equity Fund                Franklin Federal Money Fund         (an immediate annuity)
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund



* Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
*** Portfolio of insured municipal securities.
/dagger/ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.